UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2016

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road
Mississauga, Ontario, Canada		L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States		33634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900 (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Issuance of Senior Notes due 2024

On June 30, 2016 (the “Closing Date”), Cott Finance Corporation (the “Escrow Issuer”), a wholly owned subsidiary of Cott Corporation (the “Company”), issued €450 million aggregate principal amount of 5.50% Senior Notes due 2024 (the “New Notes”). The offering and sale of the New Notes were made only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act and, if investors are residents of a member state of the European Economic Area, only to qualified investors. In Canada, the New Notes were offered and sold on a private placement basis in certain provinces to accredited investors in reliance on available exemptions from the prospectus requirement of applicable Canadian securities laws. The Escrow Issuer has been declared an unrestricted subsidiary under the indentures governing Cott Beverages Inc.’s 5.375% Senior Notes due 2022 and its 6.75% Senior Notes due 2020, as well as DS Services of America, Inc.’s 10.000% Senior Notes due 2021. Each of Cott Beverages Inc. and DS Services of America, Inc. is a wholly owned subsidiary of the Company.

The gross proceeds of the New Notes were deposited into an escrow account together with an amount sufficient to fund a special mandatory redemption of the New Notes. Prior to the release of the gross proceeds from escrow, the New Notes will be secured by a first-priority security interest in the escrow account and all deposits and investment property therein. The release of the gross proceeds from escrow will be subject to the satisfaction of certain escrow release conditions, including the consummation of the previously announced acquisition (the “Eden Acquisition”) of Hydra Dutch Holdings 1 B.V. by Carbon Acquisition Co B.V., a wholly-owned subsidiary of the Company, which is subject to closing conditions. Prior to the satisfaction of the escrow release conditions, the New Notes will not be guaranteed. Substantially simultaneously with the closing of the Eden Acquisition, the Escrow Issuer will amalgamate with the Company and the combined company, “Cott Corporation,” will assume all of the obligations of the Escrow Issuer under the New Notes and the New Notes will be guaranteed on a senior basis by all of the Company’s existing subsidiaries that are obligors under its existing asset-based lending credit facility and by any wholly-owned subsidiary that guarantees certain indebtedness of the Company or any of the other guarantors. If the Eden Acquisition does not occur on or before October 31, 2016, the New Notes will be redeemed by a special mandatory redemption.

Indenture

On the Closing Date, the Escrow Issuer entered into an indenture (the “Indenture”) with BNY Trust Company of Canada, as Canadian co-trustee, The Bank of New York Mellon, as U.S. co-trustee, paying agent, registrar, transfer agent and authenticating agent and The Bank of New York Mellon, London Branch, as London paying agent, providing for the issuance of the New Notes. Interest is payable on the New Notes on each January 1 and July 1, commencing on January 1, 2017. On or after July 1, 2019, the New Notes will be subject to redemption at any time and from time to time at the option of the Escrow Issuer, in whole or in part, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and additional interest, if any, thereon to the applicable redemption date, if redeemed during the twelve-month period beginning on July 1 of the years indicated below:

Year	Percentage
2019	104.125%
2020	102.750%
2021	101.375%
2022 and thereafter	100.000%

In addition, at any time prior to July 1, 2019, the Escrow Issuer may redeem all or a portion of the New Notes at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium, using a discount rate of Bund Rate plus 0.5%.

The terms of the Indenture, among other things, limit the ability of the Escrow Issuer and the Company and its restricted subsidiaries, once the Escrow Issuer amalgamates with the Company and the Company assumes the obligations of the Escrow Issuer under the Indenture, to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; create liens; allow restrictions on the ability of certain of its subsidiaries to pay dividends or make other payments to it; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates, subject to certain thresholds and exceptions. The Indenture provides for customary events of default which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency.

The foregoing summary description of the Indenture is not complete and is qualified in its entirety by reference to the Indenture, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

In connection with the previously filed financial information of Hydra Dutch Holdings 1 B.V. on the Company’s Current Report on Form 8-K, dated June 21, 2016, attached hereto as Exhibit 23.1 is a consent from Kesselman & Kesselman.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated as of June 30, 2016, by and among Cott Finance Corporation, BNY Trust Company of Canada, as Canadian co-trustee, The Bank of New York Mellon, as U.S. co-trustee, paying agent, registrar, transfer agent and authenticating agent, and The Bank of New York Mellon, London Branch, as London paying agent, governing the 5.50% Senior Notes due 2024.

4.2	Form of 5.50% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

23.1	Consent of Kesselman & Kesselman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

June 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of June 30, 2016, by and among Cott Finance Corporation, BNY Trust Company of Canada, as Canadian co-trustee, The Bank of New York Mellon, as U.S. co-trustee, paying agent, registrar, transfer agent and authenticating agent, and The Bank of New York Mellon, London Branch, as London paying agent, governing the 5.50% Senior Notes due 2024.

4.2	Form of 5.50% Senior Note due 2024 (included as Exhibit A to Exhibit 4.1).

23.1	Consent of Kesselman & Kesselman.

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